                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ Richard S. DeVine            Director
-----------------------------
Richard S. DeVine

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ Jack Fabulich                Director
-----------------------------
Jack Fabulich

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ Jonathan Fine                Director
-----------------------------
Jonathan Fine

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ John P. Folsom               Director
-----------------------------
John P. Folsom

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ Margel S. Gallagher          Director
-----------------------------
Margel S. Gallagher

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ John A. Halleran             Director
-----------------------------
John A. Halleran

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ Thomas L. Matson             Director
-----------------------------
Thomas L. Matson

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ John H. Powell               Director
-----------------------------
John H. Powell

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ Robert E. Quoidbach          Director
-----------------------------
Robert E. Quoidbach

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ Donald Rodman                Director
-----------------------------
Donald Rodman

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ Frank H. Russell            Director
-----------------------------
Frank H. Russell

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ Sidney R. Snyder             Director
-----------------------------
Sidney R. Snyder

                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 25 day of February, 1998.


Signature                        Title


/s/ James M. Will                Director
-----------------------------
James M. Will